united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane 80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 3/31

Date of reporting period: 3/31/22

Item 1. Reports to Stockholders.

Newfound Risk Managed U.S. Growth Fund

Class I Shares NFDIX

Annual Report

March 31, 2022

Dear Shareholders,

We are pleased to provide our eighth Annual Letter to Shareholders, for the fiscal year ended March 31, 2022.

In stark contrast to the previous fiscal year where the U.S. equity market made a record- setting rebound from the pandemic lows, volatility crept back in this year as the Russia- Ukraine conflict, a stumbling economic landscape, and inflation fears began giving investors reason to second-guess the easy money that was made the year prior. From March 31, 2021, to March 31, 2022, the S&P 500 Total Return Index1 (“S&P 500”) returned 15.65%, which, in and of itself, would be a respectable return in a full year; however, this return comes in contrast with a peak-to-trough drawdown of 12.87% from January 3, 2022, to March 8, 2022. The broad U.S. bond market, as represented by the Bloomberg US Agg Total Return Index2 (ticker: AGG), on the other hand, returned -4.28% with the U.S. 10-year treasury yield rising 58 basis points (bps) from 1.74% to 2.32%. The high yield market was relatively unmoved by any economic uncertainty, as the ICE BofA US High Yield Index Option-Adjusted Spread3, a barometer for how much yield investors are demanding for risky bonds over investment grade bonds, rose a mere 7 bps over the fiscal year.

In our 2020 whitepaper, Liquidity Cascades: The Coordinated Risk of Uncoordinated Market Participants4, we laid out the thesis that the growth of volatility contingent strategies could represent a risk to market stability. Specifically, if the strategies were simultaneously extended in their leverage, an exogenous shock to markets could trigger a violent cascade of selling as the strategies sought to reduce exposure in the face of expanding volatility (a “liquidity cascade”). The pullback in equities in Q1 2022 would have seemed an ideal setup for a liquidity cascade with markets reaching new highs while liquidity dried up to levels not seen since 2020. In our opinion, however, more context is needed to tell the entire story.

Our internal estimates of volatility contingent positioning were quite different entering Q1 2022 than they were entering Q1 2020. Firstly, realized equity volatility had remained consistently higher throughout 2021, which alone would suggest equity position sizing be reduced. Many of these players are also multi-asset in nature, with the correlations between assets playing an important role. The increasing volatility of the bond market, coupled with increasing correlation between stocks and bonds both served to reduce the

[1]	The S&P 500 Total Return Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

[2]	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar- denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

[3]	The ICE BofA Option-Adjusted Spreads (OASs) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond’s OAS, weighted by market capitalization. The ICE BofA High Yield Master II OAS uses an index of bonds that are below investment grade (those rated BB or below).

[4]	https://www.thinknewfound.com/liquidity-cascades

total leverage exhibited by CTA5 and risk parity6 strategies. By the time the Russia-Ukraine conflict had erupted, these players were already meaningfully de-levered, and thus de-sensitized to further volatility.

Newfound Risk Managed U.S. Growth Fund (NFDIX)

In the midst of the market dislocations that unfolded during the March 2020 market crash, we released our white paper Liquidity Cascades to provide a framework to the perceived “market weirdness” that had been on investors’ minds over the past few years. This research suggested that we revise the underlying strategy of the Fund.

As a reminder, the strategy underlying the Fund is designed with the thesis that equity market extremes are becoming more frequent and more severe. For lack of a better word, things will most likely remain “weird”. To align with this thesis, the Fund employs a barbell approach, marrying a ladder of increasingly convex positions seeking to outperform in equity left tails with a ladder of increasingly convex positions that seeks to out-perform in the right.

At its core is a strategic equity position comprised of momentum and defensive style tilts (approximately 30% in both sleeves; 60% total). We complement the core equity position with a systematic trend-following strategy (approximately 30%) which has the flexibility to tilt from fully invested into short-term U.S. Treasuries. We implement a ladder of out-of-the-money put and call options (approximately 2.5% in each) in an effort to maximize defense in extreme down markets and participation in extreme up markets. Finally, we use the remaining capital (approximately 5%) as collateral for an active U.S. Treasury futures strategy, which seeks to provide a second, diversifying source of returns to the portfolio.

For the one-year period ended March 31, 2022, the Fund returned 7.74% on a total return basis for the Class I shares. This compares to 15.65% for the S&P 500 Total Return Index, 6.15% for a 50/50 blend of the S&P 500 and the Bloomberg U.S. 1-3 Year Treasury Bond Index (“Balanced Benchmark”), and +7.82% for a 50/50 portfolio of S&P 500 and 10- Year U.S. Treasury futures portfolio levered up 1.5x (“75/75”).

Structurally, the Fund provides simultaneous access to both U.S. equities and U.S. Treasuries via Treasury futures to provide exposure in a capital efficient manner. As a baseline, we expect the long-term notional exposure of the Fund to be approximately 150% and split evenly between stocks and bonds. During the one-year period ended March 31,

[5]	A commodity trading advisor (CTA) is an individual or organization that, for compensation or profit, advises others, directly or indirectly, as to the value of or the advisability of trading futures contracts, options on futures, retail off-exchange forex contracts or swaps.

[6]	Risk parity is a portfolio allocation strategy that uses risk to determine allocations across various components of an investment portfolio. The risk parity strategy modifies the modern portfolio theory (MPT) approach to investing through the use of leverage.

2022, the returns of a 75/75 portfolio of U.S. stocks and 10-Year U.S. Treasury futures were primarily hindered by the rally in U.S. interest rates, increasing from 1.74% to 2.32%.

From an asset allocation perspective, the Fund was tactically underweight U.S. Treasuries over the period driven by systematic trend, valuation, and carry signals, each governing one third of the position size. Over the period, momentum signals remained largely negative, valuation signals gradually improved over the year, and carry signals remained strongly positive until early in 2022. Due to these signals, the Fund held roughly 60% exposure to U.S. Treasuries, well below the potential high of 100%. While the position itself was a detractor from performance, the results were mitigated relative to the potential allocation sizing.

In the equity sleeves, the Fund’s positioning was a contributor to overall performance as equity markets were generally higher over the period with all three sleeves positively impacting the Fund’s absolute return.

The Fund’s implementation of defensive equity measures utilizes a variation on Robert Merton’s Distance-to-Default, which is a measure of a company’s credit risk and weighing the probability a company will fall into default, favoring companies with strong balance sheets and relatively lower equity volatility. Over the period, this sleeve generated positive absolute returns, but under-performed the S&P 500 on a relative basis.

Momentum equities saw a period of underperformance, relative to the broad market. This underperformance reduced the overall performance of the sleeve resulting in a slightly positive contribution to absolute performance. Looking underneath the factor composition, we saw that momentum switched from a growth-heavy exposure during 2021, began tilting into a more value-oriented position, then switched to growth to end the fiscal year. This switch induced a relative underperformance as the market was favoring a reversal-based environment, as opposed to a trending environment, which is the more favorable environment for the momentum factor.

Over the period, equity trends remained primarily positive and thus the trend sleeve of the Fund remained invested in equities. In the early months of 2022, trend signals began to switch to negative as the market selloff began to deepen. Overall, this position was a positive contributor to absolute performance, though was a detractor from relative performance as U.S. equities began to rebound at the end of March 2022. As of the end of the fiscal year, the trend sleeve of the Fund was targeting roughly 20% (roughly 6% in the overall portfolio) in short-term U.S. Treasuries.

Overall, the options positions in the Fund were a net contributor to the Fund’s performance, as the call options in the portfolio were able to accumulate value throughout the year. When the market began to reverse in late 2021, the accumulated value of the call options began to decay, while the put options began to gain value. Over the period, we were able to monetize various call and put options to lock in the gains generated by the position.

Fund Performance (Performance at NAV[1,2,3], performance as of March 31, 2022)
	3 Months	6 Months	1 Year	3 Year	5 Year	Inception
NFDIX NAV	-12.23%	-2.52%	7.74%	6.51%	5.54%	4.29%
S&P 500 Total Return	-4.60%	5.92%	15.65%	18.92%	15.99%	13.99%
50/50 S&P 500 TR / 1-3 Year U.S. Treasuries	-3.49%	1.49%	6.15%	9.99%	8.64%	7.59%

Inception for NFDIX is June 2, 2015. Inception for S&P 500 is calculated from June 2, 2015. The performance data quoted here represents past performance. For more current information, please call toll-free 1-855-394-9777 or visit our website, www.thinknewfoundfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses until at least July 31, 2023. Without these waivers, the Class I Shares total annual operating expenses would be 1.58% as of the August 2021 prospectus update. The fee waivers ensure that the net annual, operating expenses of the Class I Shares will not exceed 1.25% subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Investors should carefully consider the investment objectives, risks, charges and expenses of the Newfound Risk Managed U.S. Growth Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-855-394-9777. The prospectus should be read carefully before investing.

The Newfound Risk Managed U.S. Growth Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC. Newfound Research LLC is not affiliated with Northern Lights Distributors, LLC.

1)	Performance at net asset value (“NAV”) does not include the effect of sales charges.

2)	The S&P 500 Total Return Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization. The 50/50 S&P 500 Total Return/ Bloomberg US 1-3 Year Treasury Bond benchmark consists of a hypothetical portfolio that is 50% allocated to the S&P 500 Total Return Index and 50% allocated to the Bloomberg US 1-3 Year Treasury Bond index, rebalanced monthly.

3)	Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Risk Factors

There is no assurance that any fund will achieve its investment objectives.

Mutual funds involve risk including the possible loss of principal. ETFs are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. Typically, a rise in interest rates causes a decline in the value of fixed income securities. A higher fund turnover will result in higher transactional and brokerage costs.

Like all quantitative analysis, the adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. No assurance can be given that the Fund will be successful under all or any market conditions. Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. The earnings prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. The Fund may lose the entire put option premium paid if the reference index or underlying security does not decrease in value. The Fund may lose the entire call option premium paid if the reference index or underlying security does not increase in value.

Click HERE for the current NFDIX prospectus.

Definitions

Basis Points (BPS, bps): Basis points are used to refer to an increment of 0.01%, or 1/100th of 1%. For example, an investment that has increased in value by 0.50% would be said to have “increased by 50 basis points.”

NLD Review Code: 9228-NLD 05/16/2022

Newfound Case #15024124

Newfound Risk Managed U.S. Growth Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

Average Annual Total Return through March 31, 2022*, as compared to its benchmarks:

	1 Year	5 Years	Since Inception (1)
Newfound Risk Managed U.S. Growth Fund - Class I Shares	7.74%	5.54%	4.29%
S&P 500 Total Return Index **	15.65%	15.99%	13.99%
Bloomberg U.S. Treasury 1-3 Year Index ***	-3.04%	1.04%	0.93%
50/50 S&P 500/ 1-3 Year Treasury Blend ****	6.15%	8.64%	7.59%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2023, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.25% of average daily net assets attributable to Class I shares. The Fund’s gross total operating expenses as of its last prospectus is 1.58% of average daily net assets attributable to Class I shares. The Fund’s net total operating expenses as of its last prospectus is 1.37% of average daily net assets attributable to Class I shares. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg U.S. 1-3 Year Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury 1-3 Year Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed U.S. Growth Fund commenced operations on June 2, 2015.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of March 31, 2022 are as follows:

Portfolio Composition	% of Net Assets
Exchange Traded Funds - Equity	70.4%
Exchange Traded Funds - Fixed Income	8.9%
Common Stock:
Medical Equipment & Devices	2.6%
Technology Services	1.8%
Software	1.1%
Biotech & Pharma	1.1%
Electrical Equipment	0.9%
Diversified Industrials	0.7%
Technology Hardware	0.7%
Household Products	0.7%
Food	0.7%
Beverages	0.7%
Investments - Other	8.8%
Other Assets in Excess of Liabilities	0.9%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9%
	AEROSPACE & DEFENSE - 0.2%
859	HEICO Corporation	$131,891

	APPAREL & TEXTILE PRODUCTS - 0.2%
952	NIKE, Inc., Class B	128,101

	BEVERAGES - 0.7%
2,149	Brown-Forman Corporation, Class B	144,026
1,838	Coca-Cola Company (The)	113,956
649	Constellation Brands, Inc., Class A	149,478
1,781	Monster Beverage Corporation(a)	142,302
485	PepsiCo, Inc.	81,179
		630,941
	BIOTECH & PHARMA - 1.1%
314	Amgen, Inc.	75,931
276	Eli Lilly & Company	79,038
1,101	Gilead Sciences, Inc.	65,454
930	Johnson & Johnson	164,825
196	Regeneron Pharmaceuticals, Inc.(a)	136,890
1,030	Seagen, Inc.(a)	148,372
489	Vertex Pharmaceuticals, Inc.(a)	127,614
370	Zoetis, Inc.	69,778
		867,902
	CABLE & SATELLITE - 0.2%
1,058	Liberty Broadband Corporation - Series A(a)	138,661

	CHEMICALS - 0.6%
549	Air Products and Chemicals, Inc.	137,201
618	Ecolab, Inc.	109,114
469	Linde PLC	149,813
339	Sherwin-Williams Company	84,621
		480,749
	COMMERCIAL SUPPORT SERVICES - 0.4%
376	Cintas Corporation	159,946

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9% (Continued)
	COMMERCIAL SUPPORT SERVICES - 0.4% (Continued)
954	Waste Connections, Inc.	$133,274
		293,220
	DIVERSIFIED INDUSTRIALS - 0.7%
905	3M Company	134,736
899	Dover Corporation	141,054
463	Eaton Corporation PLC	70,265
504	Honeywell International, Inc.	98,068
668	Illinois Tool Works, Inc.	139,879
		584,002
	E-COMMERCE DISCRETIONARY - 0.1%
31	Amazon.com, Inc.(a)	101,058

	ELECTRICAL EQUIPMENT - 0.9%
1,101	AMETEK, Inc.	146,631
1,609	Amphenol Corporation, Class A	121,238
1,763	Fortive Corporation	107,420
415	Rockwell Automation, Inc.	116,212
326	Roper Technologies, Inc.	153,946
662	TE Connectivity Ltd.	86,709
		732,156
	ENTERTAINMENT CONTENT - 0.2%
1,160	Electronic Arts, Inc.	146,752

	FOOD - 0.7%
564	Hershey Company (The)	122,179
3,237	Hormel Foods Corporation	166,836
1,159	McCormick & Company, Inc.	115,668
2,059	Mondelez International, Inc., Class A	129,264
		533,947
	HOUSEHOLD PRODUCTS - 0.7%
860	Church & Dwight Company, Inc.	85,467
1,646	Colgate-Palmolive Company	124,816
389	Estee Lauder Companies, Inc. (The), Class A	105,932
1,164	Kimberly-Clark Corporation	143,359

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9% (Continued)
	HOUSEHOLD PRODUCTS - 0.7% (Continued)
535	Procter & Gamble Company (The)	$81,748
		541,322
	INDUSTRIAL SUPPORT SERVICES - 0.3%
2,280	Fastenal Company	135,432
207	WW Grainger, Inc.	106,769
		242,201
	INTERNET MEDIA & SERVICES - 0.3%
26	Alphabet, Inc., Class A(a)	72,315
311	Meta Platforms, Inc., Class A(a)	69,154
557	VeriSign, Inc.(a)	123,910
		265,379
	LEISURE FACILITIES & SERVICES - 0.5%
79	Chipotle Mexican Grill, Inc.(a)	124,980
510	McDonald’s Corporation	126,113
960	Starbucks Corporation	87,331
1,203	Yum! Brands, Inc.	142,592
		481,016
	MACHINERY - 0.1%
903	Xylem, Inc.	76,990

	MEDICAL EQUIPMENT & DEVICES - 2.6%
1,195	Abbott Laboratories	141,440
873	Agilent Technologies, Inc.	115,524
1,557	Baxter International, Inc.	120,730
486	Becton Dickinson and Company	129,276
283	Bio-Techne Corporation	122,550
1,632	Boston Scientific Corporation(a)	72,281
366	Cooper Companies, Inc.	152,838
257	Danaher Corporation	75,386
639	Edwards Lifesciences Corporation(a)	75,223
259	IDEXX Laboratories, Inc.(a)	141,689
206	Illumina, Inc.(a)	71,976

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 2.6% (Continued)
322	Intuitive Surgical, Inc.(a)	$97,141
1,391	Medtronic PLC	154,332
86	Mettler-Toledo International, Inc.(a)	118,094
510	ResMed, Inc.	123,680
664	Steris PLC	160,536
577	Stryker Corporation	154,261
376	Waters Corporation(a)	116,707
		2,143,664
	RETAIL - CONSUMER STAPLES - 0.3%
460	Dollar General Corporation	102,410
1,043	Walmart, Inc.	155,323
		257,733
	RETAIL - DISCRETIONARY - 0.1%
205	Lululemon Athletica, Inc.(a)	74,872

	SEMICONDUCTORS - 0.4%
741	Analog Devices, Inc.	122,398
161	Monolithic Power Systems, Inc.	78,194
798	Texas Instruments, Inc.	146,418
		347,010
	SOFTWARE - 1.1%
278	Adobe, Inc.(a)	126,662
1,354	Akamai Technologies, Inc.(a)	161,654
424	ANSYS, Inc.(a)	134,684
1,006	Cerner Corporation	94,121
236	Microsoft Corporation	72,761
201	Tyler Technologies, Inc.(a)	89,423
612	Veeva Systems, Inc., Class A(a)	130,026
380	Workday, Inc., Class A(a)	90,995
		900,326
	TECHNOLOGY HARDWARE - 0.7%
473	Apple, Inc.	82,591
448	Arista Networks, Inc.(a)	62,263
2,664	Cisco Systems, Inc.	148,544

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 15.9% (Continued)
	TECHNOLOGY HARDWARE - 0.7% (Continued)
995	Garmin Ltd.	$118,017
251	Ubiquiti, Inc.	73,081
193	Zebra Technologies Corporation, Class A(a)	79,844
		564,340
	TECHNOLOGY SERVICES - 1.8%
931	Broadridge Financial Solutions, Inc.	144,966
1,233	Cognizant Technology Solutions Corporation, Class A	110,563
2,073	CoStar Group, Inc.(a)	138,083
438	Mastercard, Inc., Class A	156,532
419	Moody’s Corporation	141,375
185	MSCI, Inc.	93,033
837	Paychex, Inc.	114,225
288	S&P Global, Inc.	118,132
922	TransUnion	95,279
482	Verisk Analytics, Inc.	103,452
717	Visa, Inc., Class A	159,009
		1,374,649
	TOBACCO & CANNABIS - 0.2%
1,362	Philip Morris International, Inc.	127,946

	TRANSPORTATION & LOGISTICS - 0.5%
3,454	CSX Corporation	129,353
1,058	Expeditors International of Washington, Inc.	109,143
382	JB Hunt Transport Services, Inc.	76,702
420	Union Pacific Corporation	114,748
		429,946
	WHOLESALE - DISCRETIONARY - 0.3%
1,089	Copart, Inc.(a)	136,637
208	Pool Corporation	87,953
		224,590

	TOTAL COMMON STOCKS (Cost $12,454,672)	12,821,364

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 79.3%
	EQUITY - 70.4%
3,962	Communication Services Select Sector SPDR Fund	$272,506
5,363	Consumer Discretionary Select Sector SPDR Fund	992,155
10,273	Consumer Staples Select Sector SPDR Fund	779,618
6,765	Energy Select Sector SPDR Fund	517,117
43,137	Fidelity Low Volatility Factor ETF	2,156,850
87,973	Fidelity Momentum Factor ETF	4,491,022
41,094	Fidelity Quality Factor ETF	2,147,983
5,119	Financial Select Sector SPDR Fund	196,160
4,793	Health Care Select Sector SPDR Fund	656,593
10,569	Industrial Select Sector SPDR Fund	1,088,396
16,053	iShares MSCI USA Quality Factor ETF	2,161,215
28,011	iShares MSCI USA Min Vol Factor ETF	2,172,813
26,650	iShares MSCI USA Momentum Factor ETF	4,484,396
101,517	JPMorgan US Momentum Factor ETF	4,470,809
50,184	JPMorgan US Quality Factor ETF	2,151,890
7,229	Materials Select Sector SPDR Fund	637,236
20,542	Real Estate Select Sector SPDR Fund	992,589
25,897	SPDR S&P 500 ETF Trust(b)	11,696,121
15,114	SPDR SSGA US Large Cap Low Volatility Index ETF	2,171,580
5,391	Technology Select Sector SPDR Fund	856,792
9,678	Utilities Select Sector SPDR Fund	720,624
16,128	Vanguard S&P 500 ETF	6,695,862
34,862	Vanguard US Momentum Factor ETF	4,406,905
		56,917,232
	FIXED INCOME - 8.9%
86,107	iShares 1-3 Year Treasury Bond ETF	7,177,018

	TOTAL EXCHANGE-TRADED FUNDS (Cost $56,991,091)	64,094,250

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares						Fair Value
	SHORT-TERM INVESTMENTS — 1.0%
	MONEY MARKET FUNDS - 1.0%
846,842	First American Government Obligations Fund, Class X, 0.18% (Cost $846,842)(c)					$846,842

Contracts(d)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 3.2%
	CALL OPTIONS PURCHASED - 2.3%
47	S&P 500 INDEX SPX US 01/20/23 C5150	GS	01/20/2023	$5,150	$24,205,000	$330,880
53	S&P 500 INDEX SPX US 02/17/23 C5000	GS	02/17/2023	5,000	26,500,000	698,275
53	S&P 500 INDEX SPX US 09/16/22 C4975	GS	09/16/2022	4,975	26,367,500	260,760
55	S&P 500 INDEX SPX US 10/21/22 C5250	GS	10/21/2022	5,250	28,875,000	113,575
55	S&P 500 INDEX SPX US 11/18/22 C5300	GS	11/18/2022	5,300	29,150,000	129,800
53	S&P 500 INDEX SPX US 12/16/22 C5225	GS	12/16/2022	5,225	27,692,500	220,215
	TOTAL CALL OPTIONS PURCHASED (Cost - $2,211,782)					1,753,505

	PUT OPTIONS PURCHASED - 0.9%
14	S&P 500 INDEX SPX US 01/20/23 P3750	GS	01/20/2023	$3,750	$5,250,000	$178,150
5	S&P 500 INDEX SPX US 02/17/23 P3500	GS	02/17/2023	3,500	1,750,000	51,125
6	S&P 500 INDEX SPX US 02/17/23 P3650	GS	02/17/2023	3,650	2,190,000	73,740
27	S&P 500 INDEX SPX US 06/17/22 P3375	GS	06/17/2022	3,375	9,112,500	31,995
18	S&P 500 INDEX SPX US 06/17/22 P3590	GS	06/17/2022	3,590	6,462,000	31,770
10	S&P 500 INDEX SPX US 09/16/22 P3675	GS	09/16/2022	3,675	3,675,000	65,150
11	S&P 500 INDEX SPX US 10/21/22 P3875	GS	10/21/2022	3,875	4,262,500	119,295
10	S&P 500 INDEX SPX US 11/18/22 P3825	GS	11/18/2022	3,825	3,825,000	115,300
10	S&P 500 INDEX SPX US 12/16/22 P3800	GS	12/16/2022	3,800	3,800,000	123,350
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,307,245)					789,875

	TOTAL INDEX OPTIONS PURCHASED (Cost - $3,519,027)					2,543,380

	TOTAL INVESTMENTS - 99.4% (Cost $73,811,632)					$80,305,836
	CALL OPTIONS WRITTEN - (0.2)% (Proceeds - $112,297)					(152,630)
	PUT OPTIONS WRITTEN - (0.1)% (Proceeds - $102,348)					(69,140)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%					714,078
	NET ASSETS - 100.0%					$80,798,144

Contracts(d)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS - (0.3)%
	CALL OPTIONS WRITTEN - (0.2)%
47	S&P 500 INDEX SPX US 01/20/23 C5800	GS	01/20/2023	$5,800	$29,680,000	$41,595
53	S&P 500 INDEX SPX US 02/17/23 C5600	GS	02/17/2023	5,600	27,260,000	111,035
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $112,297)					152,630

See accompanying notes to financial statements.

NEWFOUND RISK MANAGED US GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Contracts(d)
(continued)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS - (0.3)%
	PUT OPTIONS WRITTEN - (0.1)%
14	S&P 500 INDEX SPX US 01/20/23 P2700	GS	01/20/2023	$2,700	$3,780,000	$46,550
6	S&P 500 INDEX SPX US 02/17/23 P2700	GS	02/17/2023	2,700	1,620,000	22,590
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $102,348)					69,140

	TOTAL INDEX OPTIONS WRITTEN (Premiums Received - $214,645)					$221,770

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(e)	Depreciation
379	CBOT 10 Year US Treasury Note	06/21/2022	$46,569,625	$(1,311,602)

ETF	- Exchange-Traded Fund

GS	- Goldman Sachs

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Subject to options written.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2022.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(e)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

ASSETS
Investment securities:
At cost	$73,811,632
At fair value	$80,305,836
Deposits with brokers	3,624,850
Receivable for securities sold	149,148
Receivable for fund shares sold	30,777
Prepaid registration fees	23,313
Dividends and interest receivable	46,717
TOTAL ASSETS	84,180,641

LIABILITIES
Options written, at fair value (premium received $214,645)	221,770
Unrealized depreciation on futures contracts	1,311,602
Payable for fund shares redeemed	1,022,383
Payable for investments purchased	747,548
Investment advisory fees payable	52,430
Payable to related parties	3,951
Accrued expenses and other liabilities	22,813
TOTAL LIABILITIES	3,382,497
NET ASSETS	$80,798,144

Net Assets Consist Of:
Paid-in capital ($0 par value, unlimited shares authorized)	$78,857,499
Accumulated earnings	1,940,645
NET ASSETS	$80,798,144

Net Asset Value Per Share:
Class I Shares:
Net Assets	$80,798,144
Shares of beneficial interest outstanding	6,994,736
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.55

(a)	Redemptions made within 30 days of purchase may be assesed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENT OF OPERATIONS
Year Ended March 31, 2022

INVESTMENT INCOME
Dividend and interest income	$733,269
Securities lending income - net	2,602
Less: Foreign withholding taxes	(121)
TOTAL INVESTMENT INCOME	735,750

EXPENSES
Investment advisory fees	534,188
Administrative services fees	71,934
Registration fees	30,550
Accounting services fees	34,099
Transfer agent fees	31,446
Compliance officer fees	21,257
Third party administrative fees	20,076
Audit and tax fees	19,650
Legal fees	16,458
Trustees fees and expenses	13,449
Printing expenses	7,243
Custodian fees	5,857
Interest expense	2,114
Insurance expense	910
Other expenses	813
TOTAL EXPENSES	810,044

Plus: Recapture of fees previously waived by the Adviser	17,102

NET EXPENSES	827,146
NET INVESTMENT LOSS	(91,396)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	1,346,076
Net realized loss from futures contracts	(2,027,132)
Net realized gain from options written	235,085
(445,971)
Net change in unrealized appreciation (depreciation) on:
Investments	2,749,754
Futures contracts	(830,814)
Options written	(102,063)
1,816,877
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,370,906

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,279,510

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income (loss)	$(91,396)	$176,603
Net realized gain (loss) from investments, futures contracts and options written	(445,971)	4,207,825
Net change in unrealized appreciation on investments, futures contracts and options written	1,816,877	2,150,442
Net increase in net assets resulting from operations	1,279,510	6,534,870

FROM DISTRIBUTIONS TO SHAREHOLDERS
From return of capital
Class I	(2,630)	(852)
From net investment income
Class A	—	(3,420)
Class I	(2,340,297)	(317,160)

Total distributions to shareholders	(2,342,927)	(321,432)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A *	—	32,286
Class I	61,451,434	17,053,832
Distributions reinvested
Class A *	—	2,857
Class I	2,044,691	302,859
Redemption fee proceeds
Class I	714	567
Cost of shares redeemed
Class A *	—	(1,307,420)
Class I	(26,695,368)	(24,432,875)
Net increase (decrease) in net assets from shares of beneficial interest	36,801,471	(8,347,894)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,738,054	(2,134,456)

NET ASSETS
Beginning of year	45,060,090	47,194,546
End of year	$80,798,144	$45,060,090

*	100,969 Class A shares converted into 100,414 Class I shares at the net asset value at the day of transfer, amounting to $1,056,005, during the year ended March 31, 2021

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
SHARE ACTIVITY
Class A: *
Shares Sold	—	3,323
Shares Reinvested	—	305
Shares Redeemed	—	(127,241)
Net decrease in shares of beneficial interest outstanding	—	(123,613)

Class I:
Shares Sold	4,968,387	1,634,245
Shares Reinvested	159,866	30,274
Shares Redeemed	(2,221,194)	(2,478,379)
Net increase (decrease) in shares of beneficial interest outstanding	2,907,059	(813,860)

*	100,969 Class A shares converted into 100,414 Class I shares at the net asset value at the day of transfer, amounting to $1,056,005, during the year ended March 31, 2021

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Class I

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2022		March 31, 2021		March 31, 2020	March 31, 2019	March 31, 2018
Net asset value, beginning of year	$11.02		$9.39		$9.97	$10.65	$9.92
Activity from investment operations:
Net investment income (1)	(0.02)		0.04		0.06	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.91		1.67		(0.57)	(0.10)	0.74
Total from investment operations	0.89		1.71		(0.51)	0.00 (6)	0.81
Less distributions from:
Return of capital	(0.00	) (6)	(0.00	) (6)	—	—	—
Net investment income	—		(0.04)		(0.07)	(0.10)	(0.08)
Net realized gains	(0.36)		(0.04)		—	(0.58)	—
Total distributions	(0.36)		(0.08)		(0.07)	(0.68)	(0.08)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of year	$11.55		$11.02		$9.39	$9.97	$10.65
Total return (2)	7.74%		18.28%		(5.20)%	0.25%	8.13%
Net assets, at end of year (000s)	$80,798		$45,060		$46,040	$38,842	$40,288
Ratio of gross expenses to average net assets (3)(4)	1.19	% (7)(9)	1.47	% (7)	1.31%	1.55%	1.57%
Ratio of net expenses to average net assets(4)(8)	1.22	% (7)(9)	1.26	% (7)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets (4)(5)	(0.14	)% (7)	0.43	% (7)	0.53%	0.90%	0.65%
Portfolio Turnover Rate	82%		317%		177%	360%	137%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the adviser not waived fees or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Excluding interest expense, the following ratios would have been:

	March 31, 2022	March 31, 2021
Gross expenses to average net assets	1.19%	1.46%
Net expenses to average net assets	1.22%	1.25%
Net investment income to average net assets	(0.14)%	0.44%

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the adviser and affiliates.

(9)	Includes recapture of 0.03% during the year.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2022

1.	ORGANIZATION

The Newfound Risk Managed U.S. Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Fund commenced operations on June 2, 2015.

The Fund currently offers Class I shares. Class I shares are offered at net asset value. Effective October 15, 2020, remaining Class A shares of the Fund were converted into Class I shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. Options contracts listed on a securities exchange or board of trade (not including index options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and options on futures are valued at the settlement price determined by the exchange. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects the fair value of the Fund’s holding. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds –The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Fund may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2022, for the Fund’s assets and liabilities measured at fair value:

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$64,094,250	$—	$—	$64,094,250
Common Stocks	12,821,364	—	—	12,821,364
Call Options Purchased	260,760	1,492,745	—	1,753,505
Put Options Purchased	367,565	422,310	—	789,875
Money Market Funds	846,842	—	—	846,842
Total	$78,390,781	$1,915,055	$—	$80,305,836
Liabilities *
Futures contracts **	$1,311,602	$—	$—	$1,311,602
Call Options Written	41,595	111,035	—	152,630
Put Options Written	46,550	22,590	—	69,140
Total	$1,399,747	$133,625	$—	$1,533,372

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for classification by asset class.

**	Net unrealized depreciation of futures contracts is reported in the above table.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended March 31, 2022, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2022 for the Fund.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

					Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
				Net Amounts of Assets
			Gross Amounts Offset	Presented in the
	Gross Amounts of		in the Statement of	Statement of Assets &		Pledged Collateral
Description	Recognized Liabilities		Assets & Liabilities	Liabilities	Financial Instruments	Received *	Net Amount
Futures Contracts	$(1,311,602	) (1)	$—	$(1,311,602)	$—	$(1,311,602)	$—
Options written	(221,770)		—	(221,770)	—	(221,770)	—
Total	$(1,533,372)		$—	$(1,533,372)	$—	$(1,533,372)	$—

(1)	Gross unrealized depreciation as presented in the Schedule of Investments.

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amount and fluctuate in value.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of March 31, 2022 as disclosed in the Schedule of Investments and the amounts of realized gain (loss) and net change in unrealized appreciation (depreciation) on derivative instruments during the period as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location and primary risk exposure of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2022:

	Asset Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Call Options Purchased/Interest Rate	Investment Securities, at fair value	$1,753,505
Put Options Purchased/Interest Rate	Investment Securities, at fair value	789,875
		$2,543,380

	Liability Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Call Options Written/Interest Rate	Options written, at fair value	$152,630
Put Options Written/Interest Rate	Options written, at fair value	69,140
Interest Rate Contract/Interest Rate	Unrealized depreciation on futures contracts	1,311,602
		$1,533,372

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of March 31, 2022:

Derivative Investment Type	Location of Derivatives
Interest Rate Futures Contracts	Net realized loss from futures contracts/Net change in unrealized depreciation on futures contracts
Options Purchased	Net realized gain from investments/Net change in unrealized appreciation on investments
Options Written	Net realized gain from options written/Net change in unrealized depreciation on options written

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

The following is a summary of the Fund’s realized gain (loss) and net change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized gain (loss) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2022
Futures contracts	$(2,027,132)	$(2,027,132)
Options Written	235,085	235,085
Options Purchased	739,056	739,056

Net change in unrealized appreciation (depreciation) on derivatives recognized in the
Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2022
Futures contracts	$(830,814)	$(830,814)
Options Written	(102,063)	(102,063)
Options Purchased	(917,846)	(917,846)

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended 2019-2021, or expected to be taken in the Fund’s March 31, 2022, year-end tax returns. The Fund identifies it’s major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Securities Lending – The Fund has entered into a securities lending arrangement with Securities Finance Trust Company (“SFTC”), whereby SFTC facilitates securities lending transactions between the Fund and one or more borrowers (each a “Borrower”). Under the terms of the agreement, the Fund is authorized to loan securities to the Borrower. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the Fund’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement. Should the Borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market.

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $81,398,449 and $51,958,926, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of 0.79%.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2023 to waive a portion of its management fees and reimburse expenses of the Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.25% of the Fund’s average daily net assets. Contractual waivers and expense payments may be recaptured by the Adviser to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three years of when the amounts were waived.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s management fees are subsequently less than the agreed upon percentage of average daily net assets, the Adviser shall be entitled to reimbursement by the Fund for such waiver only if reimbursement is within the expense limitation. For the year ended March 31, 2022, the Adviser recaptured $17,102 in expenses for the Fund, pursuant to the Waiver Agreement. As of March 31, 2022, the Adviser has waived fees/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

2023	2024
$28,603	$87,531

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended March 31, 2022 the Distributor received $0 for the Fund, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (” NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	UNDERLYING FUND RISK

Each Underlying Fund, including each ETF, is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

6.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 30 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended March 31, 2022 the Fund received $714 in redemption fees.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes for the Fund as of March 31, 2022, and differs from market value by net unrealized appreciation/depreciation which consisted of:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Aggregate Cost	Appreciation	Depreciation	(Depreciation)
$71,933,507	$8,090,343	$(1,251,386)	$6,838,957

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

The tax character of Fund distributions paid for the years ended March 31, 2022 and March 31, 2021 was as follows:

For the year ended March 31, 2022				For the year ended March 31, 2021
Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
$1,814,647	$525,650	$2,630	$2,342,927	$203,269	117,311	$852	$321,432

As of March 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
—	—	$(4,898,312)	$—	—	$6,838,957	$1,940,645

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and the mark to market on open futures and options contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $41,355.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,856,957.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions resulted in reclassifications for the Fund for the year ended March 31, 2022 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(2,630)	$2,630

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, National Financial Services, LLC (“NFS”) was the record owner of 41.75% of the Fund’s outstanding shares. NFS may be the beneficial owner of some or all of the shares for the Fund or may hold the shares for the benefit of others. As a result, NFS may be deemed to control the Fund, respectively. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

9.	NEW REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Newfound Risk Managed U.S. Growth Fund
Supplemental Information (Unaudited)
March 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Newfound Risk Managed U.S. Growth Fund
Expense Examples (Unaudited)
March 31, 2022

Example

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including sales loads and/or redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and/or other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/21	3/31/22	Period	3/31/22	Period

Newfound Risk Managed U.S. Growth Fund – Class I (a)	1.25%	$1,000.00	$1,077.40	$6.47	$1,018.70	$6.29

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Northern Lights Fund Trust III of Newfound Risk Managed U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Newfound Risk Managed U.S. Growth Fund (the Fund), including the schedule of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Newfound Research LLC’s investment companies since 2015.

Denver, Colorado

May 27, 2022

Newfound Risk Managed U.S. Growth Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2022

Renewal of Advisory Agreement – Newfound Risk Managed U.S. Growth Fund*

In connection with a meeting held on February 23-24, 2022, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Newfound Research LLC (the “Adviser”) and the Trust, with respect to Newfound Risk Managed U.S. Growth Fund (“Newfound”). In considering the renewal of the Advisory Agreement, the Board reviewed materials specifically relating to Newfound and the Advisory Agreement.

The Board discussed the Adviser’s presentation and materials. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that the Adviser’s management team had distinguished academic backgrounds with expertise in portfolio management, tactical quantitative analysis, compliance, and technology. The Board discussed that the Adviser’s proprietary quantitative model was used to manage rules-based equity and ETF portfolios. The Board acknowledged that the model, coupled with the Adviser’s own evaluation of market trends and active management style, determined when it was necessary to rebalance Newfound’s portfolios. The Board remarked that the Adviser’s risk management process included a high degree of automation and the ability to address code errors and faulty input data. The Board observed that the Adviser used product diversification to manage concentration, liquidity, and volatility risk and actively managed Newfound’s portfolio to react to market changes and reduce exposures by allocating to cash and cash equivalents when desirable. The Board noted that the Adviser selected and maintained broker- dealers on the basis of best execution and reviewed the transactions of its broker-dealers quarterly. The Board noted that the Adviser was respected in the institutional marketplace for its research and writings and was committed to following its rules-based models to bring value and manage risk. The Board concluded that it could expect the Adviser to continue providing quality service to Newfound and its shareholders.

Performance. The Board commented that Newfound was in the top quartile of its peer group and Morningstar category over the 1-year period, outperforming its peer group and Morningstar category across all periods, but underperforming its benchmark across all periods. The Board recalled that the Adviser changed its strategy at the end of 2020 to expand the diversifiers it incorporated into Newfound’s portfolio to make it more resilient to evolving market dynamics. The Board observed that Newfound’s performance had improved since implementing those changes. The Board concluded the Adviser provided reasonable returns to Newfound and its shareholders.

Fees and Expenses. The Board noted that the Adviser’s advisory fee of 0.79% for Newfound was lower than its peer group average and median, on par with the Morningstar category median and slightly higher than its Morningstar category average. The Board discussed that Newfound’s 1.25% net expense ratio was higher than its Morningstar category and peer group medians and averages, but well below the highs of the peer group and Morningstar category. The Board concluded that the Adviser’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed the size of Newfound and its prospects for growth and concluded that the Adviser did not appear to have achieved meaningful economies with respect to Newfound that would necessitate the establishment of breakpoints at this time. The Board noted the Adviser was willing to discuss the implementation of breakpoints as the assets of Newfound grew and the Adviser achieved material economies of scale related to its operations. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis and noted that the Adviser was managing Newfound at a reasonable profit. The Board concluded that excessive profitability was not currently an issue for the Adviser.

Newfound Risk Managed U.S. Growth Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2022

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of Newfound and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Newfound.

Newfound Risk Managed U.S. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005- 2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of March 31, 2022, the Trust was comprised of 33 active portfolios managed by 17 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

03/31/22-NLFT III-v1

Newfound Risk Managed U.S. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2022

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016- 2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

03/31/22-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Newfound Research LLC

380 Washington Street, Second Floor

Wellesley Hills, MA 02481

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NF-AR22

(b) Not Applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $16,875

2021 - $15,750

(b)	Audit-Related Fees

2022 – None

2021 - None

(c)	Tax Fees

2022 - $3,575

2021 - $3,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 – None

2021 - None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 06/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/2/2022

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 06/2/2022